Exhibit 10.1

September 28, 2007

Noble International, Ltd.

840 W. Long Lake, Suite 601

Troy MI 48098

Attention: David J. Fallon, CFO

Re:	Limited Waiver Letter (“Waiver”) under the Noble International, Ltd. Sixth Amended and Restated Credit Agreement dated as of December 11, 2006 (as amended or otherwise modified from time to time, the “Credit Agreement”) among Noble International, Ltd. (“Borrower”), the Lenders parties thereto from time to time and Comerica Bank, as Agent for the Lenders (the “Agent”).

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this Wavier shall have the meanings given them in the Credit Agreement.

1. You have requested that the Lenders waive any Default or Event of Default arising from the Borrower’s failure to comply with the provisions of Sections 7.9 (Consolidated Fixed Charge Coverage Ratio), 7.10 (Total Debt to EBITDA Ratio), 7.11 (Senior Debt to EBITDA Ratio) and 7.12 (Consolidated Tangible Net Worth) of the Credit Agreement for the fiscal quarter ended September 30, 2007.

Based on the Agent’s receipt of the approval of the requisite Lenders (as attached to this Waiver) and subject to the terms and conditions of this Waiver, the Agent hereby confirms, for and on behalf of the Lenders, the waiver by the requisite Lenders of any Default or Event of Default arising solely from the Borrower’s failure to comply with the provisions of Sections 7.9, 7.10, 7.11 and 7.12 of the Credit Agreement for the fiscal quarter ended September 30, 2007; provided however, that this Waiver shall expire and be of no further force and effect, on November 15, 2007, and from and after such date the Agent and the Lenders shall have all of the rights and remedies available to them as a result of the occurrence of the foregoing described Defaults and Events of Default all as though this Waiver had never been granted, unless a further amendment or waiver shall be given with respect to such Defaults or Events of Default pursuant to the Credit Agreement.

2. The Lenders hereby agree to extend the due date set forth in the Post-Closing Letter dated December 11, 2006, for the required delivery of leasehold mortgages and related documentation for certain properties specified on Exhibit A thereto (other than with respect to the Stowe, Ohio property), from September 30, 2007 (as extended by the Third Amendment to the Credit Agreement) to November 15, 2007.

3. This Waiver shall become effective (according to the terms hereof) on the date that the following conditions shall have been satisfied:

(a)	Agent shall have received via facsimile (followed by the prompt delivery of original signatures) counterpart originals of this Waiver, in each case duly executed and delivered by the Agent, the Borrower and the Lenders.

(b)	Agent shall have received the Acknowledgment of Guarantors, executed and delivered by each Guarantor in the form attached to this Waiver as Attachment 1.

(c)	Borrower shall have paid to the Agent, for distribution to the Lenders based on their Weighted Percentages, an amendment fee in an amount equal to 5 basis points of the sum of the Revolving Credit Aggregate Commitment plus the aggregate principal amount of Term Loan Advances outstanding.

(d)	In addition to the amendment fee described in clause (c), Borrower shall have paid to the Agent and the Lenders all interest, fees and other amounts, if any, due and owing to the Agent and the Lenders as of the date of this Waiver.

4. Borrower hereby represents and warrants that, after giving effect to the waivers contained herein, (a) the representations and warranties set forth in Sections 6.1 through 6.24, inclusive, of the Credit Agreement are true and correct in all material respects on and as of the date hereof (other than any such representation or warranty which expressly speaks only as of a different date); and (b) as of the date hereof, no Default or Event of Default has occurred and is continuing.

5. Except as expressly specifically set forth herein, this Waiver shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants) or any of the other Loan Documents, or to constitute a waiver or release by any of the Lenders or the Agent of any right, remedy, Collateral, Default or Event of Default under the Credit Agreement or any of the other Loan Documents, except to the extent specifically set forth herein. Furthermore, this Waiver shall not affect in any manner whatsoever any rights or remedies of the Lenders or the Agent with respect to any other non-compliance by the Borrower with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

6. This Waiver shall be a contract made under and governed by the internal laws of the State of Michigan, and may be executed in counterpart, in accordance with Section 13.10 of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

By signing and returning a counterpart of this letter to the Agent, the Loan Parties acknowledge their acceptance of the terms of this Waiver. This Waiver shall not become effective unless and until countersigned by the Loan Parties and returned to the Agent.

Very truly yours,

COMERICA BANK, as Agent

By:
Its:

Acknowledged and Accepted as of September 28, 2007:

NOBLE INTERNATIONAL, LTD.

By:	/s/ David J. Fallon
Its:	CFO

Signature Page to Waiver Letter

(796421)

By signing and returning a counterpart of this letter to the Agent, the Loan Parties acknowledge their acceptance of the terms of this Waiver. This Waiver shall not become effective unless and until countersigned by the Loan Parties and returned to the Agent.

Very truly yours,

COMERICA BANK, as Agent

	By:	/s/ James Q. Goudie
	Its:	VP

Acknowledged and Accepted as of September , 2007:

NOBLE INTERNATIONAL, LTD.

By:
Its:

Signature Page to Waiver Letter

(796421)

AUTHORIZATION OF CONSENT

The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached form of Waiver and authorizes the Agent to issue the foregoing Waiver to the Loan Parties.

BMO Capital Markets Financing, Inc.
[Lender]

By:	/s/ William Thomson
Name:	William Thomson

Date:	September 28, 2007

AUTHORIZATION OF CONSENT

The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached form of Waiver and authorizes the Agent to issue the foregoing Waiver to the Loan Parties.

JPMorgan Chase Bank, N.A.
[Lender]

By:	/s/ Thomas A. Lakocy
Name:	Thomas A. Lakocy Senior Vice President

Date:	September 28, 2007

AUTHORIZATION OF CONSENT

The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached form of Waiver and authorizes the Agent to issue the foregoing Waiver to the Loan Parties.

Citizens Bank
[Lender]

By:	/s/ Troy Stevenson
Name:	Troy Stevenson

Date:	September 28, 2007

AUTHORIZATION OF CONSENT

The undersigned Lender hereby consents to the matters specified above on the terms and conditions set forth in the attached form of Waiver and authorizes the Agent to issue the foregoing Waiver to the Loan Parties.

National City Bank
[Lender]

By:	/s/ Horst Sherriff V.P.
Name:	Horst Sherriff

Date:	September 28, 2007

ATTACHMENT 1

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned, being an authorized officer of the guarantors listed below (collectively, the “Guarantors”) hereby acknowledge that (a) such Guarantor executed a Second Amended and Restated Guaranty dated as of October 12, 2006 (“Guaranty”) and that certain Reaffirmation of Loan Documents dated as of December 11, 2006, pursuant to which such Guarantor guaranteed the obligations of the Borrower under that certain Noble International, Ltd. Sixth Amended and Restated Credit Agreement dated as of December 11, 2006 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Noble International, Ltd. (“Borrower”), the Lenders parties thereto from time to time and Comerica Bank, as Agent for the Lenders (the “Agent”) and (b) Borrower, the Lenders and the Agent have executed the Waiver to the Credit Agreement dated as of date hereof (the “Waiver”). Each of the undersigned hereby ratifies and confirms its obligations under the Credit Agreement and the Guaranty and agrees that the Guaranty remains in full force and effect. Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement. This acknowledgment shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan.

Dated as of the 28th day of September, 2007.

NOBLE COMPONENTS & SYSTEMS, INC.,
NOBLE ADVANCED TECHNOLOGIES, INC.,
NOBLE TUBE TECHNOLOGIES, LLC,
NOBLE LOGISTIC SERVICES, INC.,
NOBLE METAL PROCESSING-OHIO, LLC,
PULLMAN INDUSTRIES, INC.,
PULLMAN INVESTMENTS LLC,
PULLMAN INDUSTRIES OF INDIANA, INC.,
NOBLE MANUFACTURING GROUP, INC.,
NOBLE METAL PROCESSING, INC.,
NOBLE LAND HOLDINGS, INC.,
PROTOTECH LASER WELDING INC.,
NOBLE SWISS HOLDINGS, INC.
NOBLE METAL PROCESSING-NEW YORK, INC.
NOBLE METAL PROCESSING-KENTUCKY, G.P.
TAILOR STEEL AMERICA, LLC
NOBLE TSA, LLC

By:	/s/ David J. Fallon
Name:	David J. Fallon
Title:	Chief Financial Officer of each of the foregoing entities

Acknowledgment of Guarantors

(796421)